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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) - JULY 19, 2006


                                 ALLETE, INC.
             (Exact name of registrant as specified in its charter)

      MINNESOTA                    1-3548                      41-0418150
   (State or other         (Commission File Number)          (IRS Employer
   jurisdiction of                                         Identification No.)
   incorporation or
    organization)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)



Check   the  appropriate  box  below  if  the  Form  8-K  filing  is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting material  pursuant to Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective July 19, 2006, Kathleen A. Brekken was elected to serve on ALLETE, Inc.'s (ALLETE) Board of Directors and appointed to serve on the Executive Compensation Committee. Ms. Brekken, 57, is retired president and chief executive officer of Midwest of Cannon Falls in Minnesota, serves on the board of the Cannon Falls Medical Center - Mayo Health System and is a member of the St. Olaf College Board of Regents. Ms. Brekken served on the ALLETE Board of Directors from 1997 to 2003.



                      ALLETE Form 8-K dated July 20, 2006                      1

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  ALLETE, Inc.



July 20, 2006                                   Mark A. Schober
                               -------------------------------------------------
                                                Mark A. Schober
                               Senior Vice President and Chief Financial Officer



2                     ALLETE Form 8-K dated July 20, 2006